Key management	12 Months Ended
Dec. 31, 2023
Disclosure Of Information About Key Management [Abstract]
Key management [Text Block]

21. Key management

Key management includes directors (executive and non-executive) and the executive management team. The compensation paid or payable to key management for employee services is presented below:

	2023	2022
	$	$

Salaries and short-term employee benefits	4,491	4,374
Termination benefits	5,548	-
Share-based compensation	6,358	5,475
Cost recoveries from associates	-	(538)
	16,397	9,311

Key management employees are subject to employment agreements which provide for payments on termination of employment without cause or following a change of control providing for payments of between once to twice base salary and bonus and certain vesting acceleration clauses on restricted and deferred share units and share options. In 2023, termination benefits include a share-based compensation expense of $1.5 million related to certain share-based awards to outgoing executives.